EXHIBIT 10.23

                           NOTE PURCHASE AGREEMENT

                   THIS NOTE PURCHASE AGREEMENT, dated as of December 28, 1998 (this "Agreement"), by and between NEWCOM, INC., a Delaware corporation (the "Company"), with headquarters located at 31166 Via Colinas, Westlake Village, California 91326, and __________________________ (the "Buyer").

                                W I T N E S S E T H:

                   WHEREAS, the Buyer wishes to purchase and the Company wishes to sell to the Buyer, upon the terms and subject to the conditions of this Agreement, a promissory note of the Company having the aggregate principal amount set forth on the signature page of this Agreement and in connection therewith the Company is to issue to the Buyer warrants to purchase shares of Common Stock as provided in this Agreement;

                   WHEREAS, on the Closing Date, the Company and the Collateral Agent (as defined herein), shall execute and deliver, one to the other, a Security Agreement (as defined herein), in the form referred to herein which provides for the grant to the Collateral Agent of a perfected security interest in certain collateral upon the terms and with the effect provided as described therein; and

                   WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC (as defined herein) under the 1933 Act (as defined herein);

                   NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                   .c.1. DEFINITIONS;.

                   (a) As used in this Agreement, the terms "Agreement," "Buyer" and "Company" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

                   (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

                   (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                   "Action" means an action, suit, proceeding, inquiry or investigation before or by any court, public board or body, arbitrator or governmental agency.

                   "Affiliate"  means,  with  respect to any  Person,  any other
Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person; for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                   "Amendment Agreement" means the Amendment Agreement to be entered into between and among the Company, Aura, the Buyer and the Other Buyers in the form attached hereto as Annex V.

                   "AMEX" means the American Stock Exchange, Inc.

                   "Aura" means Aura Systems, Inc., a Delaware corporation.

                   "Aura Registration Rights Agreement" means the Registration Rights Agreement to be entered into between and among Aura and the Buyer in the form attached as Exhibit B to the Amendment Agreement.

                   "Board of Directors" or "Board" means the Board of Directors of the Company.

                   "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                   "Closing Date" means the date and time of the issuance and sale of the Note and the issuance of the Warrants.

                   "Closing Date Price" means the arithmetic average of the Market Price of the Common Stock on the five consecutive Trading Days ending on the Trading Day prior to the Closing Date (when used after the Closing Date, the Closing Date Price shall be subject to equitable adjustments from time to time on terms reasonably acceptable to the Buyer for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring after the Closing Date).

                   "Closing Price" means the closing sale price of the Common Stock on the principal securities market for the Common Stock, as reported by Bloomberg, L.P.

                   "Collateral Agent" means P.R.I.F., L.P.

                   "Common Stock" means the Common Stock, $.001 par value, of the Company.

                   "Company Proprietary Rights" means all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets which are material to the businesses of the Company and the Subsidiary as now conducted, as proposed to be conducted or as described in this Agreement.

                   "Equity   Securities"   means  Common  Stock  or   securities
convertible into, exchangeable for, or otherwise entitling the holder to acquire, any Common Stock.

                   "Insufficient Share Amount" means, for each Warrant Share which the Company is unable to issue in accordance with Section 5(k), an amount equal to 3% of the Closing Price of such share on the date of exercise of the Warrant.

                   "Joint Escrow Instructions" means the Joint Escrow Instructions attached hereto as Annex III.

                   "Market Price" of the Common Stock on any date means the closing bid price for one share of Common Stock on such date on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (b) the Nasdaq, if the Nasdaq constitutes the principal market for the Common Stock on such date, or (c) the Nasdaq SmallCap, if the Nasdaq SmallCap constitutes the principal securities market for the Common Stock on such date, in any such case as reported by Bloomberg, L.P.; provided, however, that if during any Measurement Period or other period during which the Market Price is being determined:

         (i) The Company shall declare or pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock or fix any record date for any such action, then the Closing Price for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the date fixed for the determination of shareholders entitled to receive such dividend or other distribution and (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins shall be reduced by multiplying the Closing Price (determined without regard to this proviso) for each such day in such Measurement Period or such other period by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the earlier of (1) the record date fixed for such determination and (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution;

         (ii) The Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock, or fix a record date for such issuance, which rights or warrants entitle such holders (for a period expiring within forty-five (45) days after the date fixed for the determination of shareholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price (determined without regard to this proviso) for any day in such Measurement Period or such other period which day is prior to the end of such 45-day period, then the Closing Price for each such day shall be reduced so that the same shall equal the price determined by multiplying the Closing Price (determined without regard to this proviso) by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for the determination of shareholders entitled to receive such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Closing Price, and the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than the Closing Price (determined without regard to this proviso), and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by a resolution of the Board of Directors of the Company;

         (iii) The outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or a record date for any such subdivision shall be fixed, then the Closing Price of the Common Stock for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the day upon which such subdivision becomes effective and (2) the date on which ex-dividend trading in the Common Stock with respect to such subdivision begins shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Closing Price for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the date on which such combination becomes effective and (2) the date on which trading in the Common Stock on a basis which gives effect to such combination begins, shall be proportionately increased;

         (iv) The Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which clause (i) of this proviso applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants referred to in clause (ii) of this proviso and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation) (the foregoing hereinafter in this clause (iv) of this proviso called the "Securities"), or fix a record date for any such distribution, then, in each such case, the Closing Price for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the record date for such distribution and (2) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins shall be reduced so that the same shall be equal to the price determined by multiplying the Closing Price (determined without regard to this proviso) by a fraction, the numerator of which shall be the Closing Price (determined without regard to this proviso) for such trade less the fair market value (as determined in good faith by resolution of the Board of Directors of the Company) on such date of the portion of the Securities so distributed or to be distributed applicable to one share of Common Stock and the denominator of which shall be the Closing Price (determined without regard to this proviso). If the Board of Directors of the Company determines the fair market value of any distribution for purposes of this clause (iv) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market on the same day for which an adjustment in the Closing Price is being determined.

         For purposes of this clause (iv) and clauses (i) and (ii) of this proviso, any dividend or distribution to which this clause (iv) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which clause (i) or (ii) of this proviso applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which clause (i) or (ii) of this proviso applies (and any Closing Price reduction required by this clause (iv) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Closing Price reduction required by clauses (i) and (ii) of this proviso with respect to such dividend or distribution shall then be made), except that any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of clause (i) of this proviso;

         (v) The Company or any subsidiary of the Company shall (x) by dividend or otherwise, distribute to all holders of its Common Stock cash in (or fix any record date for any such distribution), or (y) repurchase or reacquire shares of its Common Stock (other than an Option Share Surrender) for, in either case, an aggregate amount that, combined with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash after the Closing Date and within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this clause (v) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Company) of consideration paid in respect of any repurchase or other reacquisition by the Company or any subsidiary of the Company of any shares of Common Stock (other than an Option Share Surrender) made after the Closing Date and within the twelve (12) months preceding the date of payment of such distribution or making of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to this clause (v) has been made, and (3) the aggregate of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Company) of consideration payable in respect of any Tender Offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution or completion of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to clause (vi) of this proviso has been made (such aggregate amount combined with the amounts in clauses (1), (2) and (3) above being the "Combined Amount"), exceeds 10% of the product of the Closing Price (determined without regard to this proviso) for any day in such Measurement Period or such other period which day is prior to the earlier of (A) the record date with respect to such distribution and (B) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins or the date of such repurchase or reacquisition, as the case may be, times the number of shares of Common Stock outstanding on such date, then, and in each such case, the Closing Price for each such day shall be reduced so that the same shall equal the price determined by multiplying the Closing Price (determined without regard to this proviso) for such day by a fraction (i) the numerator of which shall be equal to the Closing Price (determined without regard to this proviso) for such day less an amount equal to the quotient of (x) the excess of such Combined Amount over such 10% and (y) the number of shares of Common Stock outstanding on such day and (ii) the denominator of which shall be equal to the Closing Price (determined without regard to this proviso) for such day; or

         (vi) A Tender Offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and such Tender Offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined in good faith by resolution of the Board of Directors of the Company) that combined together with (1) the aggregate of the cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Company), as of the expiration of such Tender Offer, of consideration payable in respect of any other Tender Offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to this clause (vi) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Company) of consideration paid in respect of any repurchase or other reacquisition by the Company or any subsidiary of the Company of any shares of Common Stock (other than an Option Share Surrender) made after the Closing Date and within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, and (3) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, exceeds 10% of the product of the Closing Price (determined without regard to this proviso) for any day in such period times the number of shares of Common Stock outstanding on such day, then, and in each such case, the Closing Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Closing Price (determined without regard to this proviso) for such day by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such day multiplied by the Closing Price (determined without regard to this proviso) for such day and the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of all shares validly tendered and not withdrawn as of the last time tenders could have been made pursuant to such Tender Offer (the "Expiration Time") (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on such day times the Closing
Price (determined without regard to this proviso) of the Common Stock on the Trading Day next succeeding the Expiration Time. If the application of this clause (vi) to any Tender Offer would result in an increase in the Closing Price (determined without regard to this proviso) for any trade, no adjustment shall be made for such Tender Offer under this clause (vi) for such day.

                   "Nasdaq" means the Nasdaq National Market.

                   "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

                   "1998 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1998.

                   "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                   "1933 Act" means the Securities Act of 1933, as amended, or any successor statute.

                   "Note" means the Secured Promissory Note of the Company in the principal amount set forth on the signature page of this Agreement having the terms and conditions in the form thereof attached hereto as Annex I.

                   "NYSE" means the New York Stock Exchange, Inc.

                   "Option Share Surrender" means the surrender of shares of Common Stock to the Company in payment of the exercise price or tax obligations incurred in connection with the exercise of a stock option granted by the Company to any of its employees, directors or consultants.

                   "Other Buyers" means each of the several buyers of promissory notes of the Company named in the Other Note Purchase Agreements.

                   "Other Note Purchase Agreements" means the several Note Purchase Agreements, dated as of the date hereof, between the Company and the Other Buyers relating to the agreements of such buyers severally to purchase promissory notes of the Company and acquire warrants on the same terms as provided in this Agreement.

                   "Person"  means  an  individual,  partnership,   corporation,
limited liability company, trust, incorporated organization, unincorporated association or joint stock company.

                   "Purchase Price" means the purchase price payable for the Note set forth on the signature page of this Agreement.

                   "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 30, 1998, between the Company and the Buyer, as amended by the Amendment Agreement.

                   "Registration Statement" means the Registration Statement required to be filed by the Company with the SEC pursuant to Section 2(a) of the Registration Rights Agreement.

                   "Regulation D" means Regulation D promulgated by the SEC under the 1933 Act.

                   "Rule 144" means Rule 144 promulgated by the SEC under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell such securities to the public without registration under the 1933 Act.

                   "SEC" means the United States Securities and Exchange Commission.

                   "SEC  Effective   Date"  means  the  date  the   Registration
Statement is first declared effective by the SEC.

                   "SEC Reports" means (1) the 1998 10-K, (2) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended May 31, 1998 and August 31, 1998, and (3) the Company's definitive proxy statement for its 1998 Annual Meeting of Stockholders, in each case as filed with the SEC.


                   "Securities" means the Notes, the Warrants, and the Warrant Shares; provided, however, for purposes of the definition of the term "Market Price" set forth in clause (iv) of the proviso to the definition of the term "Market Price," Securities shall have the meaning set forth in such clause (iv).

                   "Security Agreement" means the Security Agreement by and between the Company and the Collateral Agent in the form attached hereto as Annex IV.

                   "Stockholder Approval" shall mean the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Company (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Company of 20% or more of the Common Stock of the Company outstanding on the Closing Date for less than the greater of the book or market value of such Common Stock, as and to the extent required under the Stockholder Approval Rule.

                   "Stockholder Approval Rule" means Rule 4460(i) of the Nasdaq as in effect from time to time or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading.

                   "Stockholder Nonapproval Price" means for each Warrant Share issuable upon exercise of Warrants repurchased by the Company pursuant to
Section 5(j)(3), 110% of the Closing Date Price.

                   "Subscription Agreements" means the several Subscription Agreements, dated as of November 30, 1998, by and between the Company and the Buyer and each of the Other Buyers.

                   "Tender Offer" means a tender offer or exchange offer.

                   "Trading Day" means a day on whichever of (w) the national securities exchange, (x) the Nasdaq, (y) the Nasdaq SmallCap or (z) such other securities market, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

                   "Warrants" means the Common Stock Purchase Warrants to purchase shares of Common Stock in the form attached hereto as Annex I.

                   "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                   .c.2. PURCHASE AND SALE; PURCHASE PRICE;.

                   .c.(a) Purchase of Note; Issuance of Warrants;. The Buyer hereby agrees to purchase, and the Company hereby agrees to sell to the Buyer, a Secured Promissory Note in the principal amount set forth on the signature page of this Agreement, having the terms and conditions in the form thereof attached hereto as Annex I, for the Purchase Price. In connection with the purchase of the Note by the Buyer, the Company shall issue to the Buyer, at the closing on the Closing Date, Common Stock Purchase Warrants in the form attached hereto as Annex II (the "Warrants") to purchase the number of shares of Common Stock set forth on the signature page of this Agreement.

                   .c.(b) Deliveries and Form of Payment;. The Buyer shall pay the Purchase Price by delivering good funds in United States Dollars to the Escrow Agent identified in the Joint Escrow Instructions attached hereto as Annex III. Such delivery of funds shall be made against delivery by the Company of the Note and the certificate for the Warrants, registered in the name of the Buyer. Promptly following payment by the Buyer to the Joint Escrow Agent of the Purchase Price, but in any event prior to the Closing Date, the Company shall deliver the Note and the certificate for the Warrants, registered in the name of the Buyer or its nominee, to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                   .c.(c) Method of Payment;. Payment of the Purchase Price shall be made by wire transfer of funds to:

                   Citibank, N.A.
                   153 East 53rd Street
                   New York, New York 10043
ABA#021000089

For credit to A/C#37179446
For credit to the account of Brian W. Pusch Attorney Escrow Account
Reference:

Not later than 4:00 p.m., New York City time, on the date which is one Business Day after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer or its legal counsel, the Buyer shall deposit with the Escrow Agent an amount equal to the Purchase Price.

                   .c.3. BUYER REPRESENTATIONS, WARRANTIES, ETC;.

                   The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                   .c.(a)Purchase for Investment;. The Buyer is purchasing the Note and acquiring the Warrants, for its own account for investment only and not with a view towards the public sale or distribution thereof;

                   .c.(b)Accredited Investor;. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                   .c.(c) Reoffers and Resales;. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

                   .c.(d) Company Reliance;. The Buyer understands that the Notes are being offered and sold, the Warrants are being issued, and the Warrant Shares are being offered, in each case to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Notes and the Warrants and to receive an offer of the Warrant Shares;

                   .c.(e) Information Provided;. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Notes and the issuance of the Warrants and the offer of the Warrant Shares which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the SEC Reports; and the Buyer understands that its investment in the Securities involves a high degree of risk;

                   .c.(f) Absence of Approvals;. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

                   .c.(g) Note Purchase Agreement;. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed or to be executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                   .c.4. COMPANY REPRESENTATIONS, WARRANTIES, ETC;.

                   The Company represents and warrants to, and covenants and agrees with, the Buyer that:

                   .c.(a) Organization and Authority;. The Company is a corporation duly organized and validly existing under the laws of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Note, the Warrants, the Amendment Agreement, the Security Agreement and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company. The Company has no subsidiaries or equity investments in any Person.

                   .c.(b)  Capitalization;.  The authorized capital stock of the
Company consists of (a) 50,000,000 shares of Common Stock of which 11,337,953 shares of Common Stock were outstanding on December 22, 1998, all of which are fully paid and nonassessable; and (b) 5,000,000 shares of Preferred Stock, $.001 par value, none of which are outstanding on December 22, 1998; and on the Closing Date (x) there will be no material increase from December 22, 1998 in the number of shares of Common Stock outstanding and (y) no issuances of any other class or series of securities. As of December 22, 1998, the Company had outstanding options, warrants and similar rights entitling the holders to purchase up to 6,042,499 shares of Common Stock. Other than as set forth in the preceding sentence, the Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock, except as disclosed in the SEC Reports. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company. Each outstanding class or series of securities, if any, for which any antidilution or similar adjustment arising by reason of the issuance or exercise of the Warrants is identified on Schedule
4(b)-1 attached hereto, together with the amount of such antidilution adjustment. The outstanding shares of Common Stock and outstanding options, warrants and other securities convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common Stock, options, warrants and other securities has been issued in violation of the preemptive rights of any security holder of the Company. The offers and sales of the outstanding shares of Common Stock and such options, warrants and other securities were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. All registration rights under the 1933 Act relating to any of the Company's securities are described on Schedule 4(b)-2 attached hereto and, except as described on such Schedule, no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

                   .c.(c) Concerning the Warrant Shares and the Common Stock;. The Warrant Shares have been duly authorized. The Warrant Shares, when issued upon exercise of the Warrants will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any shareholder of the Company or any other Person to acquire any of the Securities. The Company has duly reserved 75,000 shares of Common Stock for issuance of the Warrant Shares and the issuance of similar securities under the Other Note Purchase Agreements, and such shares shall remain so reserved. The Common Stock is listed for trading on the Nasdaq and (1) the Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq; (2) the Company has not been notified since January 1, 1996 by the Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on the Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Warrant Shares will not be eligible for listing on the Nasdaq.

                   .c.(d) Note Purchase Agreement; Note; Amendment Agreement; Security Agreement; Warrants;. This Agreement, the Note, the Amendment Agreement, the Registration Rights Agreement, the Security Agreement and the Warrants and the other agreements and instruments contemplated hereby and thereby have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Note, the Amendment Agreement, the Registration Rights Agreement, the Security Agreement and the Warrants and such other agreements, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                   .c.(e) Non-contravention;. The execution and delivery by the Company of this Agreement and the other documents contemplated by this Agreement and the consummation by the Company of the issuance of the Note and the Warrants as contemplated by this Agreement, and the other transactions contemplated by this Agreement, the Amendment Agreement, the Registration Rights Agreement, the Security Agreement, the Note and the Warrants do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any terms of the Certificate of Incorporation or by-laws of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification, amendment, termination or cancellation of, result in the acceleration of any obligation of the Company under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets is bound or affected,
(iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties or to conduct any of its business or the ability of the Company to make use thereof.

                   .c.(f) Approvals;. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (1) the execution, delivery and performance by the Company of this Agreement, the Note, the Amendment Agreement, the Registration Rights Agreement, the Security Agreement, the Warrants and the other agreements and instruments contemplated hereby and thereby, (2) the issuance and sale of the Note and the issuance of the Warrants as contemplated by this Agreement and (3) the issuance of the Warrant Shares upon the exercise of the Warrants, other than (w) the listing of the Warrant Shares on the Nasdaq, (x) registration of the resale of the Warrant Shares under the 1933 Act as contemplated by the Registration Rights Agreement, (y) as may be required under applicable state securities or "blue sky" laws and (z) filing of one or more Forms D with respect to the Shares as required under Regulation D.

                   .c.(g) Information Provided;. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by this Agreement, including, without limitation, the information referred to in Section 3(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that, for purposes of this Section 4(g), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 4(g) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states. The Company has not filed any reports with the SEC under the 1934 Act since February 28, 1998 other than the SEC Reports.

                   .c.(h) Absence of Certain Changes; Liabilities;. Except as disclosed in the SEC Reports, since February 28, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, the Company has no material (individually or in the aggregate) liabilities, debts or obligations (including guaranties) whether accrued, absolute, contingent or otherwise, and whether due or to become due, including without limitation any such liabilities or obligations to Aura, any of its officers, directors, security holders, or lenders or any of their respective Affiliates. Subsequent to February 28, 1998, the Company has not incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company other than those incurred in the ordinary course of its business or disclosed in the SEC Reports.

                   .c.(i) Absence of Certain Proceedings;. Except as described in the SEC Reports, there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the time the Registration Statement relating to the Warrant Shares which is contemplated by the Registration Rights Agreement is first ordered effective by the SEC; and there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

                   .c.(j) Properties;. The Company has good title to all property real and personal (tangible and intangible) and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The leases, licenses or other contracts or instruments under which the Company lease, hold or is entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The Company has not received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Company Proprietary Rights or with respect to any license of Company Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Company Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, has not entered into and is not a party to any contract which restricts or impairs the use of any such Company Proprietary Rights in a manner which would have a material adverse effect on the use by the Company of any of the Company Proprietary Rights. To the best knowledge of the Company, no Company Proprietary Rights and no services or products sold by the Company, conflict with or infringe upon any proprietary rights available to any third party. The Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Company Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any Person with respect to the validity of the Company's ownership or right to use the Company Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. To the best knowledge of the Company, the Company Proprietary Rights are valid and enforceable. No registration relating to the Company Proprietary Rights has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing, except for such lapses, expirations, abandonments, cancellations, adversarial proceedings or failures to be in good standing which would not, singly or in the aggregate, have a material adverse effect on the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company. The Company has complied, in all material respects, with its contractual obligations relating to the protection of the Company Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no Person is infringing on or violating the Company Proprietary Rights.


                   .c.(k) Labor Relations;. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                   .c.(l) SEC Filings;. The Company has timely filed all required forms, reports and other documents required to be filed with the SEC under the 1934 Act. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

                   .c.(m) Absence of Brokers, Finders, Etc;. No broker, finder or similar Person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by any Person for any such commission, fee or other compensation.

                   .c.(n) No Solicitation;. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other Person acting on behalf of the Company, in respect of or in connection with the offer and sale of the Note or the Warrants. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person the Note or the Warrants or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement; and neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any notes or warrants, or solicit any offers to buy any notes or warrants, so as thereby to cause the issuance or sale of the Note or the issuance of the Warrants to be in violation of Section 5 of the 1933 Act.

                   .c.(o) Certain Issuances of Securities; Rights of First Refusal;. Except as set forth on Schedule 4(o) attached hereto, the Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to the Stockholder Approval Rule and which could be integrated with the issuance of the Warrant Shares to the Buyer under the Stockholder Approval Rule. Except as provided in the Subscription Agreements, no Person has any right of first refusal or similar right to acquire any of the Company's securities. Since December 1, 1998, the Company has not issued any Equity Securities other than such Equity Securities described in the proviso to Section 5(i)(2).

                   .c.(p) Absence of Rights Agreement;. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                   .c.5  CERTAIN COVENANTS AND ACKNOWLEDGMENTS;.

                   .c.(a) Transfer Restrictions;. The Company and the Buyer acknowledge and agree that (1) the Note and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement with respect to the resale of the Warrant Shares, the Warrant Shares have not been and are not being registered for resale under the 1933 Act, and the Securities may not be transferred unless
(A) subsequently registered for resale thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities (other than registration of the resale of the Warrant Shares pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 5(d) hereof and pursuant to the Registration Rights Agreement).

                   .c.(b) Restrictive Legends;.

                   (1) The Buyer  acknowledges  and  agrees  that the Note shall
bear  a  restrictive   legend  in  substantially   the  following  form  (and  a
stop-transfer order may be placed against transfer of the Note):

This Note has not been registered under the Securities Act of 1933, as amended. This Note has been acquired for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof under the Securities Act of 1933, as amended, or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required.


                   (2) The Buyer acknowledges and agrees that the Warrants shall
bear  a  restrictive   legend  in  substantially   the  following  form  (and  a
stop-transfer order may be placed against transfer of the Warrants):

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                   (3) The Buyer further acknowledges and agrees that until such time as the Warrant Shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Warrant Shares):

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                   (4) Once the Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Warrant Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates for any Warrant Shares issued or impose any stop-transfer restriction thereon.

                   .c.(c) Security Agreement; Amendment Agreement;. On or before the Closing Date, the parties hereto agree (i) to cause the Security Agreement in the form attached hereto as Annex IV to be entered into by the Company and the Collateral Agent and (ii) to enter into the Amendment Agreement in the form attached hereto as Annex V. The Company shall prepare, and on or before the Closing Date, file with the appropriate officials, Uniform Commercial Code financing statements on Form UCC-1 relating to the collateral in which the Company is granting a security interest to the Collateral Agent for the benefit of the Buyer pursuant to the Security Agreement. The Company shall provide evidence of such filings and customary search reports of the records of the relevant Uniform Commercial Code filing offices on or prior to the Closing Date.

                   .c.(d) Form D;. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

                   .c.(e) Authorization for Trading; Reporting Status;. Within two Business Days after the Closing Date, the Company shall file a notification for listing of additional shares with the Nasdaq relating to the Warrant Shares and on or prior to such date shall provide evidence of such filing to the Buyer. So long as the Buyer owns any of the Warrant Shares, the Company shall file all reports required to be filed with the SEC pursuant to
Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                   .c.(f) Use of Proceeds;. The Company does not own or have any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Note will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly (1) to make any loan to or investment in any other Person or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

                   .c.(g) Blue Sky Laws;. On or before the Closing Date, the Company shall take such action as and to the extent it shall be necessary or required to qualify, or to obtain an exemption for, the Note for sale to the Buyer and the Warrants for issuance to the Buyer pursuant to this Agreement, and the Warrant Shares for issuance to the Buyer on exercise of the Warrants under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Note and the issuance of the Warrants pursuant to this Agreement, and the issuance to the Buyer of Warrant Shares on exercise of the Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

                   .c.(h) Certain Expenses;. Whether or not any closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer), not in excess of $30,000 in the aggregate for the Buyer and the Other Buyers, incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby, including without limitation compliance with the Buyer's SEC beneficial ownership reporting obligations. The Company shall pay on demand all expenses incurred by the Buyer, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of this Agreement, the Security Agreement, the Registration Rights Agreement, the Amendment Agreement, the Note, the Warrants and the other agreements and instruments contemplated hereby and thereby requested by the Company, (2) any default or breach of any of the Company's obligations set forth in any of such agreements or instruments and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under any of such agreements or instruments, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer, in which the Buyer prevails. The Company shall pay all costs and expenses associated with the issuance and delivery of the Securities (including offers, sales or transfers of Equity Securities by Aura).

                   .c.(i) Certain Issuances of Securities;. (1) Unless the Company obtains the Stockholder Approval or a waiver thereof from the Nasdaq, the Company will not issue any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to the requirements of the Stockholder Approval Rule and which would be integrated with the issuance of Warrant Shares to the Buyer for purposes of the Stockholder Approval Rule.

                   (2) During the period from the date of this Agreement to the date which is 180 days after the Closing Date, the Company shall not offer, sell, contract to sell or issue (or engage any Person to assist the Company in taking any such action) any Equity Securities (including offers, sales or transfers of Equity Securities by Aura); provided, however, that nothing in this
Section 5(i) shall prohibit the Company from issuing securities (v) consisting of up to 1,500,000 shares of Common issuable to trade creditors of the Company which shares may not be registered for resale on a registration statement filed with the SEC prior to 120 days after the issuance thereof, (w) as permitted by
Section 6(i)(4) of the Subscription Agreements, (x) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement, (y) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement and disclosed in the SEC Reports or this Agreement or (z) pursuant to the specific terms of the transaction described on Schedule 6(i)(2)attached hereto.

                   (3) Except for the transaction described on Schedule 6(i)(2), during the period from the date of this Agreement to the date which is 180 days after the Closing Date, the Company shall not discuss, negotiate or pursue any debt or equity financing proposal with a third party without the prior written consent of the Buyer.

                   .c.(j) Stockholder Approval;. (1) On or before January 29, 1999, the Company shall seek and use its best efforts to obtain, at a special meeting of its stockholders called for such purpose or by written consent of the Company's stockholders, Stockholder Approval of the issuance of the Warrant Shares issued and issuable pursuant to this Agreement, all similar securities issued and issuable pursuant to the Other Note Purchase Agreements, and the securities issued and issuable pursuant to the Subscription Agreements. The Company shall prepare and file with the SEC within 30 days prior to the scheduled mailing of notice of such special meeting or proposed consent preliminary proxy materials which set forth a proposal to seek such Stockholder Approval. The Company shall provide the Buyer an opportunity to consult with the Company regarding the content of such proxy materials insofar as it relates to the Stockholder Approval by providing copies of such preliminary proxy materials and any revised preliminary proxy materials to the Buyer a reasonable period of time prior to their filing with the SEC. The Company shall furnish to the Buyer and its counsel a copy of its definitive proxy materials for such special meeting or action by written consent and any amendments or supplements thereto promptly after the same are mailed to stockholders or filed with the SEC.

                   (2) Prior to the closing on the Closing Date, the Company shall deliver to the Buyer irrevocable proxies, in form satisfactory to Buyer and its counsel and duly executed by stockholders who own of record and beneficially in excess of 51% of the outstanding shares of Common Stock on the Closing Date, which proxies (x) grant Buyer or its designee the authority to vote all of such stockholders' shares in favor of the Stockholder Approval described in Section 6(j)(1) and (y) prohibit such stockholders from spelling or otherwise transferring their shares prior to such Stockholder Approval being obtained.

                   .c.(k) Reservation and Authorization of Common Stock;. The Company (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the issuance of all Warrant Shares issuable hereunder are at all times reserved by the Company (or any successor corporation), free from preemptive rights. If the Company shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock issuable as Warrant Shares as herein provided, the Company shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for issuance of such Warrant Shares on the new basis. If at any time the number of authorized but unissued shares or the number of reserved shares of Common Stock shall not be sufficient to permit the issuance of all Warrant Shares issuable hereunder,
(1) the Company promptly shall seek, and use its best efforts to obtain and complete, such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose and (2) for each 30-day period or portion thereof while such insufficiency shall continue, the Company shall pay the Buyer, at the end of each such 30-day period or portion thereof, an amount equal to the Insufficient Share Amount for each Warrant Share for which Warrants have been exercised which is not then issuable by reason of such insufficiency. The payment provided in clause (2) of the foregoing sentence shall be in addition to and shall not limit any other rights or remedies of the Buyer under this Agreement and applicable law.

                   .c.(l) Suspension of Trading;. In addition to adjustments of the Repricing Price and any other rights and remedies which the Buyer has under this Agreement and under applicable law, for each Business Day on which trading in the shares of Common Stock is suspended or prohibited on the principal securities market for the Common Stock (including, if applicable, the OTC Bulletin Board), the Company shall pay the Buyer an amount equal to 0.2% of the product of (1) the number of Warrant Shares then held by the Buyer and (2) the Closing Price of the Common Stock on the Trading Day prior to such suspension or prohibition. The cumulative amount of such amounts which have accrued shall be paid by the Company to the Buyer every seven Business Days after the date of such suspension or prohibition.

                   .c.(m) Overdue Amounts;. Whenever any amount which is due by the Company to any holder of Warrants or Warrant Shares, pursuant to the terms of this Agreement, the Registration Rights Agreement, the Amendment Agreement or the Warrants, is not paid to such holder when due, such amount shall bear interest at the rate of 14% per annum (or such lesser rate as shall be the maximum rate allowable by applicable law) until paid in full.

                   .c.(n) Transactions with Affiliates;. The Company will not, and will not permit any subsidiary of the Company, directly or indirectly, to pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any Affiliate of the Company (including without limitation Aura, Aura's Affiliates, and their respective directors, officers and stockholders), except, on terms to the Company or such subsidiary no less favorable than terms that could be obtained by the Company or such subsidiary from a Person that is not an Affiliate of the Company, as determined in good faith by the Board of Directors.

                   .c.(o) Other;. So long as any Note, Warrant Shares or Warrants are owned by the Buyer:

                   .c.(1)  Payment of  Obligations;.  The  Company  will pay and discharge, and will cause each subsidiary of the Company to pay and discharge, when due all their respective obligations and liabilities which are material to the Company and its subsidiaries taken as a whole, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

                   .c.(2) Maintenance of Property; Insurance;. (A) The Company will keep, and will cause each subsidiary of the Company to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                   (B) The Company will maintain, and will cause each subsidiary of the Company to maintain, with financially sound and responsible insurance companies, insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate for the conduct of their businesses and the value of their properties.

                   .c.(3) Conduct of Business and Maintenance of Existence;.
The Company will continue, and will cause each subsidiary of the Company to continue, to engage in business of substantially the same general type as conducted by the Company and its operating subsidiaries on the date of this Agreement, and will preserve, renew and keep in full force and effect, and will cause each subsidiary of the Company to preserve, renew and keep in full force and effect, their respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.\

                 .c.(4) Compliance with Laws;. The Company will comply, and will cause each subsidiary of the Company to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

                   .c.(5) Investment Company Act;. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, or any successor provision.

                   .c.(p) Best Efforts;. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Initial Shares set forth in Section 7 or 8, as the case may be, of this Agreement on or before the Closing Date.

                   .c.6.  CLOSING DATE;.

                   Subject to the satisfaction or waiver of the conditions set forth in Sections 7 and 8, the Closing Date shall be 12:00 noon, New York City time, on or before the date which is two Business Days after the date of this Agreement, or such other mutually agreed to time. The closing of the sale of the Note and the other transactions contemplated hereby shall occur on the Closing Date at the offices of the Escrow Agent.

                   .c.7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ISSUE;.

                   The Buyer understands that the Company's obligation to sell the Note and issue the Warrants to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

                   (1) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

                   (2) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the Note, in accordance with Section 2(b) hereof; and

                   (3) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

                   .c.8. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE;.

                   The Company understands that the Buyer's obligation to purchase the Note and acquire the Warrants from the Company pursuant to this Agreement on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

                   (1) Delivery by the Company to the Escrow Agent of the certificates for the Note and the Warrants in accordance with this Agreement;

                   (2) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Executive Officer or the Chief Financial Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

                   (3) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (A) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (B) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and
(C) such other matters as reasonably requested by the Buyer;

                   (4) The Collateral Agent shall have executed and delivered the Security Agreement in the form attached hereto as Annex IV;

                   (5) Aura shall have executed and delivered (A) the Amendment Agreement in the form attached hereto as Annex V and (B) the Aura Registration Rights Agreement; and

                   (6) Receipt by the Buyer on the Closing Date of an opinion of Guzik & Associates, counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex VIattached hereto.

                   .c.9.   MISCELLANEOUS;.

                   .c.(a) Governing Law;. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

                   .c.(b) Counterparts;. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement or the date of execution and delivery of this Agreement by the Buyer and the Company shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

                   .c.(c) Headings, etc.; The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                   .c.(d) Severability;. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                   .c.(e) Amendments;. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

                   .c.(f) Waivers;. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                   .c.(g) Notices;. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention:
Chief Executive Officer (telephone line facsimile transmission number (818) 597-1002), or, in the case of the Buyer, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision.

                   .c.(h) Assignment;. Prior to the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the purchase of all or any portion of the Note and the issuance of the Warrants to any Affiliate of the Buyer, provided any such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Note or the acquisition of the Warrants so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Note and the acquisition of the Warrants the obligation for the purchase or acquisition of which has been so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement with respect to the Warrants and the Warrant Shares with respect to which the purchase under this Agreement has been so assigned. Any transfer of the Warrants or the Warrant Shares by the Buyer after the Closing Date shall be made in accordance with Section 5(a). After the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement in connection with any transfer of the Buyer's rights under the Registration Rights Agreement by compliance with the provisions of Section 9 of the Registration Rights Agreement.

                   .c.(i) Survival of Representations and Warranties;. The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Initial Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any Person controlling or advising any of them.

                   .c.(j) Entire Agreement;. This Agreement and its Schedules and Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

                   .c.(k) Termination;. The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

         (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

         (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

         (3) the closing of the sale of the Note shall not have occurred on a Closing Date on or before December 29, 1998, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

                   .c.(l) Further Assurances;. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                   .c.(m) Public Statements, Press Releases, Etc;. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                   .c.(n) Construction;. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

~ IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.


PRINCIPAL AMOUNT OF NOTE:

PURCHASE PRICE:

NUMBER OF WARRANT SHARES:


                              [NAME OF BUYER]



                                  By:________________________________
                                     Name:
                                     Title:

                                     Date:

                                     Address:




                                     Facsimile No.:



                              NEWCOM, INC.



                                  By:__________________________________
                                     Name:
                                     Title:

                                     Date: